                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                                FORM 8-K/A

                              AMENDMENT NO. 1

                               Current Report
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                              December 1, 1997
              Date of Report (Date of earliest event reported)

                     NETSCAPE COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

       Delaware                         0-26310                 94-3200270
   (State or Other              (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                              Identification No.)

                         501 East Middlefield Road
                          Mountain View, CA 94043
        (Address of principal executive offices, including zip code)

                              (650) 254-1900
            (Registrant's telephone number, including area code)

                              Not applicable
        (Former name or former address, if changed since last report)

This Amendment No. 1 to the Registrant's Current Report on Form 8-K dated December 1, 1997 (the "Report"), relates to the Registrant's completion of the acquisition of KIVA Software Corporation, a corporation organized and existing under the laws of the State of California ("KIVA"), by means of a merger (the "Merger") of Knife Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware and a wholly owned subsidiary of the Registrant ("Merger Sub"), with and into KIVA, pursuant to the Agreement and Plan of Reorganization, dated as of November 24, 1997 (the "Reorganization Agreement"), among the Registrant, Merger Sub and KIVA. The purpose of this Amendment is to amend Item 7(b) to provide for informational purposes only certain pro forma financial information relating to the business combination between the Registrant and KIVA on December 1, 1997, which information was impracticable to provide at the time the Registrant filed this Report.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (b)  PRO FORMA FINANCIAL INFORMATION
          PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION (UNAUDITED)

The following unaudited pro forma combined condensed consolidated financial statements are provided for informational purposes only and assume a business combination between Netscape Communications Corporation ("Netscape") and KIVA Software Corporation ("KIVA") accounted for on a pooling of interests basis. The pro forma combined condensed consolidated financial statements are based on the historical financial statements and the notes thereto of Netscape included in the quarterly report on Form 10-Q for the quarter ended September 30, 1997, the annual report on Form 10-K for the year ended December 31, 1996, and the historical condensed financial statements of KIVA. The Netscape and the KIVA historical financial statement data for the nine months ended September 30, 1997 and 1996 and the year ended December 31, 1996 has been prepared on the same basis as the audited financial statements of Netscape and, in the opinion of management, contain all adjustments necessary for the fair presentation of the results of operations for such periods. The results of operations for 1995 for KIVA were immaterial.

The pro forma combined condensed consolidated balance sheet combines Netscape's September 30, 1997 condensed consolidated balance sheet with KIVA's September 30, 1997 condensed balance sheet, giving effect to the Merger as if it had occurred on September 30, 1997. The pro forma combined condensed consolidated statements of operations combine Netscape's historical condensed consolidated statements of operations for the unaudited nine months ended September 30, 1997 and 1996 and the year ended December 31, 1996 with the corresponding KIVA condensed statements of operations for the nine months ended September 30, 1997 and 1996 and the year ended December 31, 1996.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position. The unaudited pro forma combined condensed consolidated financial statements do not incorporate any benefits from cost savings or synergies of operations of the combined company.

Netscape and KIVA estimate that they will incur direct transaction costs of approximately $5.8 million ($5.2 million net of an income tax benefit of $600,000) associated with the Merger which will be charged to operations during the quarter ending December 31, 1997 and have not been reflected as an adjustment in the pro forma combined condensed consolidated statement of operations. There can be no assurance that Netscape will not incur additional charges in the quarter ending December 31, 1997 or in subsequent quarters to reflect costs associated with the Merger or that management will be successful in their efforts to integrate the operations of the two companies.

These pro forma combined condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and the related notes thereto of Netscape.

                    PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED AND IN THOUSANDS)

                                                                   SEPTEMBER 30, 1997
                                               -----------------------------------------------------------
                                                                                                PRO FORMA
                                                 NETSCAPE          KIVA      ADJUSTMENTS        COMBINED
                                               -----------      -----------  -----------       -----------
ASSETS
Current assets:
 Cash and cash equivalents                     $    86,195      $     6,523  $         -       $    92,718
 Short-term investments                            103,962                -            -           103,962
 Accounts receivable, net                          160,819            2,089            -           162,908
 Deferred tax assets                                34,654                -                        34,654
 Other current assets                               21,423               46            -            21,469
                                               -----------      -----------  -----------       -----------
   Total current assets                            407,053            8,658            -           415,711

Property and equipment, net                        131,524              714            -           132,238
Long-term investments                              109,843                -            -           109,843
Other assets                                        11,072              142        2,515 (2)        13,729
                                               -----------      -----------  -----------       -----------
                                               $   659,492      $     9,514  $     2,515       $   671,521
                                               -----------      -----------  -----------       -----------
                                               -----------      -----------  -----------       -----------

LIABILITIES, MANDATORILY REDEEMABLE
 CONVERTIBLE PREFERRED STOCK AND
 STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                              $    43,396      $       280  $         -       $    43,676
 Accrued compensation and related
  liabilities                                       19,344              182                         19,526
 Other accrued liabilities                          20,215              873        5,800 (3)        26,888
 Income taxes payable                               18,175                -         (600)(3)        17,575
 Deferred revenues                                 106,913              663            -           107,576
 Current portion of long-term
  obligations and installment notes payable            673               70            -               743
                                               -----------      -----------  -----------       -----------
   Total current liabilities                       208,716            2,068        5,200           215,984

Deferred taxes and other long-term obligations       3,919              175            -             4,094

Mandatorily redeemable convertible
 preferred stock                                         -           14,168      (14,168)(1)             -

Stockholders' equity:
 Preferred stock, common stock
  and additional paid-in capital                   472,085              177       14,168 (1)       486,430
 Deferred compensation                              (4,285)               -            -            (4,285)
 Accumulated deficit                               (26,312)          (7,074)      (2,685)(2)(3)    (36,071)
 Other                                               5,369                -            -             5,369
                                               -----------      -----------  -----------       -----------
   Total stockholders' equity                      446,857            7,271       (2,685)          451,443
                                               -----------      -----------  -----------       -----------
                                               $   659,492      $     9,514  $     2,515       $   671,521
                                               -----------      -----------  -----------       -----------
                                               -----------      -----------  -----------       -----------

                   See accompanying Notes to Pro Forma Combined Condensed
                          Consolidated Financial Statements.

       PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
              (UNAUDITED AND IN THOUSANDS EXCEPT PER SHARE DATA)


                                                                        NINE MONTHS ENDED
                                                                        SEPTEMBER 30, 1997
                                                        ---------------------------------------------------
                                                                                                  PRO FORMA
                                                        NETSCAPE          KIVA      ADJUSTMENTS    COMBINED
                                                        ---------------------------------------------------
Revenues:
  Product revenues                                      $296,152        $ 2,097            -      $298,249
  Service revenues                                       109,354            968            -       110,322
                                                        --------        -------      -------      --------
    Total revenues                                       405,506          3,065            -       408,571

Cost of revenues:
  Cost of product revenues                                34,893             59            -        34,952
  Cost of service revenues                                20,132            881            -        21,013
                                                        --------        -------      -------      --------
    Total cost of revenues                                55,025            940            -        55,965
                                                        --------        -------      -------      --------

Gross profit                                             350,481          2,125            -       352,606

Operating expenses:
  Research and development                                91,954          2,056            -        94,010
  Sales and marketing                                    185,835          4,062            -       189,897
  General and administrative                              31,383            908            -        32,291
  Purchased in-process research and development
    and merger related charges                            52,587              -            -        52,587
                                                        --------        -------      -------      --------
    Total operating expenses                             361,759          7,026            -       368,785

Operating loss                                           (11,278)        (4,901)           -       (16,179)

Interest income, net                                       6,801             89            -         6,890
Equity in net losses of joint ventures                    (4,239)             -            -        (4,239)
                                                        --------        -------      -------      --------
  Interest and other income, net                           2,562             89            -         2,651

Loss before income taxes                                  (8,716)        (4,812)           -       (13,528)
Provision (benefit) for income taxes                      15,369              -       (1,733)(2)    13,636
                                                        --------        -------      -------      --------

Net loss                                                $(24,085)       $(4,812)     $ 1,733      $(27,164)
                                                        --------        -------      -------      --------
                                                        --------        -------      -------      --------

Net loss applicable to common stock                     $(24,085)       $(4,812)     $ 1,733      $(27,164)
                                                        --------        -------      -------      --------
                                                        --------        -------      -------      --------

Net loss per common share                               $  (0.27)       $ (0.95)           -      $  (0.29)
                                                        --------        -------      -------      --------
                                                        --------        -------      -------      --------

Shares used in computing net loss per common share        89,084          5,067            -        93,187
                                                        --------        -------      -------      --------
                                                        --------        -------      -------      --------


             See accompanying Notes to Pro Forma Combined Condensed
                     Consolidated Financial Statements.

       PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (UNAUDITED AND IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                         NINE MONTHS ENDED SEPTEMBER 30, 1996
                                                                  ---------------------------------------------------
                                                                                                           PRO FORMA
                                                                   NETSCAPE      KIVA      ADJUSTMENTS     COMBINED
                                                                  -----------  ---------  --------------  -----------
Revenues:
  Product revenues                                                $   195,108  $       -           -      $   195,108
  Service revenues                                                     36,035          -           -           36,035
                                                                  -----------  ---------       -----      -----------
    Total revenues                                                    231,143          -           -          231,143

Cost of revenues:
  Cost of product revenues                                             27,414          -           -           27,414
  Cost of service revenues                                              7,802          4           -            7,806
                                                                  -----------  ---------       -----      -----------
    Total cost of revenues                                             35,216          4           -           35,220
                                                                  -----------  ---------       -----      -----------

Gross profit                                                          195,927         (4)          -          195,923

Operating expenses:
  Research and development                                             56,163        498           -           56,661
  Sales and marketing                                                 102,176        518           -          102,694
  General and administrative                                           19,510        248           -           19,758
  Purchased in-process research and development and merger
   related charges                                                      6,100          -           -            6,100
                                                                  -----------  ---------       -----      -----------
    Total operating expenses                                          183,949      1,264           -          185,213

Operating income (loss)                                                11,978     (1,268)          -           10,710

Interest income, net                                                    6,487         30           -            6,517
Equity in net losses of joint ventures                                 (1,002)         -           -           (1,002)
                                                                  -----------  ---------       -----      -----------
    Interest and other income, net                                      5,485         30           -            5,515

Income (loss) before income taxes                                      17,463     (1,238)          -           16,225
Provision (benefit) for income taxes                                    5,311          -        (446)(2)        4,865
                                                                  -----------  ---------       -----      -----------

Net income (loss)                                                 $    12,152  $  (1,238)  $     446      $    11,360
                                                                  -----------  ---------       -----      -----------
                                                                  -----------  ---------       -----      -----------

Net income (loss) applicable to common stock                      $    12,152  $  (1,238)  $     446      $    11,360
                                                                  -----------  ---------       -----      -----------
                                                                  -----------  ---------       -----      -----------

Net income (loss) per common share                                $      0.14  $   (0.31)          -      $      0.13
                                                                  -----------  ---------       -----      -----------
                                                                  -----------  ---------       -----      -----------
Shares used in computing net income (loss) per common share            86,941      4,055           -           89,502
                                                                  -----------  ---------       -----      -----------
                                                                  -----------  ---------       -----      -----------

             See accompanying Notes to Pro Forma Combined Condensed
                     Consolidated Financial Statements.

        PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (UNAUDITED AND IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                             YEAR ENDED DECEMBER 31, 1996
                                                                  ---------------------------------------------------
                                                                                                           PRO FORMA
                                                                   NETSCAPE      KIVA      ADJUSTMENTS     COMBINED
                                                                  -----------  ---------  --------------  -----------
Revenues:
  Product revenues                                                $   291,103  $      80           -      $   291,183
  Service revenues                                                     55,092         19           -           55,111
                                                                  -----------  ---------       -----      -----------
    Total revenues                                                    346,195         99           -          346,294

Cost of revenues:
  Cost of product revenues                                             36,941          2           -           36,943
  Cost of service revenues                                             13,024        100           -           13,124
                                                                  -----------  ---------       -----      -----------
    Total cost of revenues                                             49,965        102           -           50,067
                                                                  -----------  ---------       -----      -----------

Gross profit                                                          296,230         (3)          -          296,227

Operating expenses:
  Research and development                                             82,995        868           -           83,863
  Sales and marketing                                                 153,586        958           -          154,544
  General and administrative                                           30,584        397           -           30,981
  Property rights agreement and related charges                           250          -           -              250
  Purchased in-process research and development and merger
   related charges                                                      6,100          -           -            6,100
                                                                  -----------  ---------       -----      -----------
    Total operating expenses                                          273,515      2,223           -          275,738

Operating income (loss)                                                22,715     (2,226)          -           20,489

Interest income, net                                                    8,666         54           -            8,720
Equity in net losses of joint ventures                                 (1,928)         -           -           (1,928)
                                                                  -----------  ---------       -----      -----------
    Interest and other income, net                                      6,738         54           -            6,792

Income (loss) before income taxes                                      29,453     (2,172)          -           27,281
Provision (benefit) for income taxes                                    8,545          -        (782)(2)        7,763
                                                                  -----------  ---------       -----      -----------

Net income (loss)                                                 $    20,908  $  (2,172)  $     782      $    19,518
                                                                  -----------  ---------       -----      -----------
                                                                  -----------  ---------       -----      -----------

Net income (loss) applicable to common stock                      $    20,908  $  (2,172)  $     782      $    19,518
                                                                  -----------  ---------       -----      -----------
                                                                  -----------  ---------       -----      -----------

Net income (loss) per common share                                $      0.24  $    0.52           -      $      0.21
                                                                  -----------  ---------       -----      -----------
                                                                  -----------  ---------       -----      -----------
Shares used in computing net income (loss) per common share            87,861      4,216           -           90,840
                                                                  -----------  ---------       -----      -----------
                                                                  -----------  ---------       -----      -----------

             See accompanying Notes to Pro Forma Combined Condensed
                     Consolidated Financial Statements.

      NOTES TO PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

PERIODS COMBINED

The Netscape unaudited condensed consolidated statements of operations for the nine months ended September 30, 1997 and 1996 and the year ended December 31, 1996 have been combined with the KIVA unaudited condensed statements of operations for each of the same periods giving effect to the Merger as if it had occurred at the beginning of the earliest period presented. The results of operations for 1995 for KIVA were immaterial.

The Netscape unaudited pro forma combined condensed consolidated balance sheet as of September 30, 1997 has been combined with the KIVA unaudited condensed balance sheet as of the same date giving effect to the Merger as if it had occurred on September 30, 1997.

BASIS OF PRESENTATION

PRO FORMA BASIS OF PRESENTATION

The pro forma combined condensed consolidated financial statements reflect the issuance of 6,044,404 shares of Netscape Common Stock for all of the outstanding shares of KIVA Common Stock in connection with the Merger which resulted in an exchange ratio of .3818 shares of Netscape Common Stock for each share of KIVA Common Stock.

PRO FORMA ADJUSTMENTS

(1) The pro forma combined condensed consolidated financial statements reflect an adjustment for the conversion of KIVA's Mandatorily Redeemable Preferred Stock into Common Stock at the historical conversion rate of one common share for each preferred share.

(2) The pro forma combined condensed consolidated balance sheet reflects an increase in noncurrent deferred tax assets and a decrease in accumulated deficit as a result of realization of the income tax benefit related to KIVA's net operating losses. The pro forma combined condensed consolidated statements of operations reflects changes to the income tax provision for the nine months ended September 30, 1997 and 1996 and the year ended December 31, 1996, as a result of utilization of KIVA's net operating losses.

(3) The pro forma combined condensed balance sheet reflects merger transaction costs of approximately $5.8 million ($5.2 million net of an income tax benefit of $600,000) associated with the Merger as discussed below.

MERGER TRANSACTION COSTS

Netscape and KIVA estimate direct transaction costs of approximately $5.8 million ($5.2 million net of an income tax benefit of $600,000) associated with the Merger, consisting of transaction fees for investment bankers, attorneys, accountants and other related charges. The nonrecurring costs are reflected in the pro forma condensed balance sheet as an increase to accumulated deficit and accrued liabilities. The nonrecurring costs will be charged to operations in the quarter ended December 31, 1997 and have not been reflected in the pro forma combined condensed consolidated statements of operations.

PRO FORMA INCOME (LOSS) PER COMMON SHARE

The pro forma combined income (loss) per share is based on the combined weighted average number of common and dilutive common equivalent shares of Netscape Common Stock and KIVA Common Stock outstanding for each period, based on an assumed exchange ratio of .3818 shares of Netscape Common Stock for each share of KIVA Common Stock and each of the outstanding options to purchase KIVA Common Stock as of December 1, 1997. Common equivalent shares consist of the incremental common shares issuable upon the exercise of stock options (using the treasury stock method). The proforma combined income
(loss) per share includes the effect of the convertible preferred stock (using the if-converted method) for all periods even if antidilutive. The historical weighted average shares outstanding related to KIVA include the historical weighted average common stock outstanding for each respective period and exclude common stock equivalents as their effect is antidilutive.

CONFORMING AND PRO FORMA ADJUSTMENTS

There were no adjustments required to conform the accounting policies of Netscape and KIVA. Certain amounts for KIVA have been reclassified to conform with Netscape's financial statement presentation. There have been no significant intercompany transactions.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NETSCAPE COMMUNICATIONS CORPORATION



Date:  December 16, 1997               /s/ Peter L.S. Currie
       -----------------               -------------------------------
                                       Peter L.S. Currie
                                       Executive Vice President and Chief
                                       Administrative Officer

                                       (Principal Financial and Accounting
                                       Officer and Duly Authorized Officer)